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                                                                    Exhibit 99.4



                                  CERTIFICATION
                     Pursuant to 18 United States Code (s) 1350


     The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002 of Acterna Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          /s/ John D. Ratliff
                                          John D. Ratliff
                                          Corporate Vice President and Chief
                                           Financial Officer
                                          Date: August 14, 2002